UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 21, 2023

GeneDx Holdings Corp.
(Exact name of registrant as specified in its charter)

Delaware		001-39482	85-1966622
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

333 Ludlow Street, North Tower			06902
Stamford,	Connecticut
(Address of Principal Executive Offices)			(Zip Code)
(800) 298-6470
Registrant's telephone number, including area code
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WGS	The Nasdaq Global Select Market
Warrants to purchase one share of Class A common stock, each at an exercise price of $379.50 per share	WGSWW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2023, the Board of Directors (the “Board”) of GeneDx Holdings Corp. (the “Company”) adopted the 2023 Equity Inducement Plan (the “Equity Inducement Plan”) and, subject to the adjustment provisions of the Equity Inducement Plan, reserved 500,000 shares of the Company’s Class A common stock for issuance pursuant to equity awards to be granted under the Equity Inducement Plan.

The Equity Inducement Plan was adopted without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. The Equity Inducement Plan provides for the grant of nonstatutory stock options, restricted stock units, and other types of equity-based incentive compensation. The terms and conditions of the Equity Inducement Plan are substantially similar to the Company’s amended and restated 2021 Equity Incentive Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award rules. On July 21, 2023, the Board also adopted forms of award agreements for use with the Equity Inducement Plan.

In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, the only persons eligible to receive grants of equity awards under the Equity Inducement Plan are individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company.

The above description of the Equity Inducement Plan and the award agreements thereunder is not complete and is qualified in its entirety by reference to the text of the Equity Inducement Plan and its forms of award agreements, complete copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
10.1	GeneDx Holdings Corp. 2023 Equity Inducement Plan
10.2	Form of Option Award Agreement under the 2023 Equity Inducement Plan
10.3	Form of Restricted Stock Unit Award Agreement under the 2023 Equity Inducement Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GeneDx Holdings Corp.

Date:	July 24, 2023	By:	/s/ Devin Schaffer
		Name:	Devin Schaffer
		Title:	General Counsel